UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 5, 2006
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file	(I.R.S. employer identification
or organization)	number)	number)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On January 5, 2006, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that on February 14, 2006 it will pay a quarterly distribution of $0.61 per unit to its common and subordinated unitholders of record as of the close of business on February 1, 2006.
     In addition, on January 5, 2006, the Partnership also issued another press release announcing that it has commenced an underwritten public offering of 3,000,000 common units (plus up to 450,000 additional common units to cover over-allotments, if any) under its existing shelf registration statement. The Partnership intends to use the anticipated net proceeds from the offering to repay indebtedness incurred in connection with recent acquisitions and to fund expansion and growth capital expenditures. Citigroup Global Markets Inc. will act as the sole book-running manager for the offering. Raymond James & Associates, Inc., RBC Capital Markets Corporation and A.G. Edwards & Sons, Inc. will serve as co-lead managers, and KeyBanc Capital Markets will serve as a co-manager for the offering.
     A copy of the prospectus supplement and related base prospectus for the offering may be obtained from Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220.
     Neither this Current Report, nor the attached press releases, constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering will be made only by means of a prospectus and related prospectus supplement.
     Copies of the press releases are furnished as exhibits to this Current Report.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibits shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibits is deemed to be “furnished” and not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated January 5, 2006.
99.2	—	Press release dated January 5, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC
Its General Partner

Date: January 5, 2006		By:	/s/ Robert D. Bondurant

Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated January 5, 2006.
99.2	—	Press release dated January 5, 2006.